UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Invesco Mortgage Capital Inc.
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Proxy

Statement

Notice of 2026 Annual Meeting of Stockholders

Your vote is important: Please vote by using the Internet, the telephone or by signing, dating and returning a proxy card

Don H. Liu has served as Chair since 2025 and as a non-executive director since 2022

A letter to our stockholders from the Chair of our Board of Directors

Dear Stockholder,

As we present the 2026 proxy statement, I want to take this opportunity to reflect on the past year, share our outlook for early 2026, and provide insights into the composition and strength of our Board of Directors.

2025 Performance

The first half of 2025 was marked by elevated interest rate volatility and tariff uncertainty, followed by a broad recovery in risk assets as policy pressures eased and market volatility subsided. Throughout this period, the Board worked closely with management to ensure a consistent focus on balance sheet stability, prudent risk management, and long term value creation for our stockholders.

Despite challenging conditions early in the year—particularly during the volatility spike in April—our mortgage portfolio performed well as interest rate volatility declined throughout the second half of 2025. Agency mortgages delivered their strongest performance relative to Treasuries in more than a decade, contributing to improved earnings power and balance sheet strength. This favorable operating environment supported a dividend increase in December and resulted in a 13.2% economic return for the year—an outcome the Board views as a strong validation of the company’s strategy and execution.

The Board also continued its oversight of capital allocation initiatives designed to strengthen the company’s capital structure and enhance long term flexibility. During 2025, we issued 10.0 million shares of common stock through our at-the-market program, generating net proceeds of $81.6 million. In parallel, we repurchased 353 thousand shares of preferred stock, reducing preferred equity as a percentage of total capital from 24% at December 31, 2024, to 21% at December 31, 2025. The Board believes these actions appropriately balance growth, cost of capital, and stockholder interests.

Following the strong recovery across the sector in 2025, our management team views near term risks as more balanced than earlier in the year. However, our long-term outlook remains constructive. We believe the fundamental backdrop for Agency MBS continues to improve, supported by expectations for low interest rate volatility, broader demand, and a steeper yield curve.

Early 2026 Performance

Agency MBS performed well to begin 2026, with valuations supported by the announcement of incremental MBS purchases by Fannie Mae and Freddie Mac. Performance came under pressure in the latter half of the first quarter, however, as interest-rate volatility increased amid heightened geopolitical uncertainty in the Middle East. Despite this recent bout of volatility, the Board remains focused on ensuring the Company is well positioned to navigate evolving market conditions while maintaining a conservative and disciplined approach to risk management. The Board was also pleased with the positive reception to the Company’s December 2025 transition to a monthly dividend, which we believe better aligns distribution practices with stockholder preferences and cash-flow visibility.

Looking ahead, the Board remains committed to active engagement with management on strategy, capital allocation, and governance, with a continued focus on transparency and accountability to our stockholders. We are optimistic about the opportunities before us and confident in the company’s ability to deliver sustainable, long term value.

Board Composition

Our Board is strengthened by directors who bring a broad and relevant range of skills and experience essential to effective governance. This includes deep industry knowledge, financial expertise, and operational experience. In 2025, we enhanced the Board’s capabilities with the addition of Rob Waldner, whose macroeconomic and fixed income experience will further strengthen the Board’s oversight over our core strategy.

2026 Proxy Statement  i

In addition, in March 2026, we were pleased to appoint Stephanie Larosiliere to our Board, whose strategic business development experience in fixed income markets will support the Board as we seek to continue to strengthen our stockholder engagement.

Departures and Appreciation

Finally, we wish to acknowledge the retirement of John Day, who served with distinction since the company’s founding in 2009, and most recently as Chair of our Board. We are also deeply grateful for Carolyn Handlon’s nine years of dedicated service to our Board, including her leadership as Chair of our Audit Committee. We extend our heartfelt thanks to both John and Carolyn for their invaluable contributions and wish them every success in their future endeavors. Their departures mark the close of an important chapter in our company’s history. Additionally, after nearly 34 years of outstanding service to Invesco, we congratulate Carolyn Gibbs on her upcoming retirement. We will greatly miss the insights and counsel of all three on our Board.

Thank you for your continued support and confidence in our leadership. We remain committed to driving long-term value for all our stockholders.

Sincerely,

Don H. Liu

Chair of the Board

ii IVR | Invesco Mortgage Capital Inc.

Notice of 2026 Annual Meeting of Stockholders

	Items of business		Board voting recommendation

Date and time	1	To elect six (6) directors to the Board of Directors to hold office until the annual meeting of stockholders in 2027	FOR
Tuesday, May 5, 2026, at 1:00 p.m., Eastern Time

Place	2	To hold an advisory vote to approve the company’s executive compensation, as disclosed in this proxy statement	FOR
1331 Spring Street NW Atlanta, GA 30309 8th Floor
	3	To ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR

Voting methods	4	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof
Internet Visit the web site listed on your Notice

Telephone Call the telephone number listed on your Notice Mail Sign, date and return a requested proxy card In person Attend the Annual Meeting in Atlanta, Georgia

Who can vote

Only holders of record of our common stock on March 12, 2026 are entitled to notice of and to attend and vote at the Annual Meeting and any adjournment or postponement thereof. Beginning on March 20, 2026, we mailed a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our Annual Report via the Internet to eligible stockholders.

By order of the Board of Directors,

Tina Carew,

General Counsel and Company Secretary

March 20, 2026

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Invesco Mortgage Capital Inc. (“Board” or “Board of Directors”) for the Annual Meeting of Stockholders to be held on Tuesday, May 5, 2026, at 1:00 p.m., Eastern Time. Please review the entire Proxy Statement and the company’s 2025 Annual Report on Form 10-K before voting. In this Proxy Statement, except where the context suggests otherwise, the terms “company,” “we,” “us,” and “our” refer to Invesco Mortgage Capital Inc., together with its consolidated subsidiaries, including IAS Operating Partnership LP, which we refer to as “our operating partnership”; “our manager” refers to Invesco Advisers, Inc., our external manager; and “Invesco” refers to Invesco Ltd., together with its consolidated subsidiaries, the indirect parent company of our manager.

Proxy Statement summary

This summary highlights selected information in this Proxy Statement. Please review the entire Proxy Statement and the company’s Annual Report on Form 10-K for the year ended December 31, 2025 before voting.

Matters for stockholder voting

At this year’s Annual Meeting, we are asking our stockholders to vote on the following matters:

Proposal		Board vote recommendation

1	Election of six (6) directors	FOR

2	Advisory vote to approve the company’s executive compensation, as disclosed in this proxy statement	FOR

3	Ratification of Appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the year ending December 31, 2026	FOR

2026 Proxy Statement  1

Proposal	Election of directors
1

Our Board of Directors currently has eight directors, each of whom is serving a term of office that continues until the Annual Meeting in 2026 (except as noted below), or until such director’s successor has been duly elected and qualified, or such director is removed from office or such director’s office is otherwise earlier vacated. As previously announced, Carolyn Gibbs’ last day of board service will be March 31, 2026 in connection with her retirement as an employee of Invesco, at which time the size of our Board will reduce back to seven directors. In addition, Carolyn Handlon, one of our independent directors, is not seeking re-election this year.

The Board has nominated Robert L. Fleshman, Katharine W. Kelley, Stephanie J. Larosiliere, Don H. Liu, W. Wesley McMullan, and Robert B. Waldner for election as directors of the company for a term ending at the 2027 Annual Meeting, or until such director’s successor has been duly elected and qualified, or such director is removed from office. Further information regarding the nominees is shown on the following pages. Each nominee has indicated to the company that the nominee would serve if elected. We do not anticipate that any of our director nominees would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Under our Bylaws, at any meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving the affirmative vote of a majority of the total votes cast with respect to such nominee at the meeting will be elected as a director. If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, the director is required under our Bylaws to submit his or her resignation as a director. Our Nomination and Corporate Governance Committee would then make a recommendation to the full Board on whether to accept or reject the resignation. If the resignation is not accepted by the Board, the director will continue to serve until the next annual meeting or until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill the vacancy or decrease the size of the Board. However, if the number of nominees exceeds the number of positions available for the election of directors, the directors so elected shall be those nominees who have received the greatest number of affirmative votes so long as such nominee also received at least an affirmative majority of the total votes cast at the Annual Meeting or by proxy.

FOR	Recommendation of the Board The Board unanimously recommends a vote “FOR” the election to the Board of each of the director nominees.

Vote required: This proposal requires the affirmative vote of a majority of votes cast at the Annual Meeting.

2 IVR | Invesco Mortgage Capital Inc.

Our directors and their qualifications

The Board believes that all of the directors are highly qualified. Our directors have the significant leadership and professional experience, knowledge and skills necessary to provide effective oversight and guidance for the company’s strategy and operations. All the directors satisfy the criteria set forth in our Corporate Governance Guidelines and possess the characteristics that are essential for the proper functioning of our Board. As a group, they represent diverse views, experiences and backgrounds. The matrix below is intended to depict notable competencies for each director in areas that our Board has identified as particularly valuable to the effective oversight of the company and the execution of our corporate strategy; not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience, and/or oversight responsibilities. Additional biographical information on each nominee is set out starting on page 5.

2026 Proxy Statement  3

Information about Director nominees

The Board believes that each of these nominees is qualified to serve as a director of the company and, in addition to the skills listed in the table on page 3, the specific qualifications of each nominee that were considered by the Board follow each nominee’s biographical description.

Director nominees for 2026

Don H. Liu

Chair, Non-executive director

Age     Tenure

64       4 Years

Current Committees:

•

Audit

•

Compensation

•

Nomination and Corporate Governance

Qualifications:

•

Executive Leadership

•

Risk Management

•

Accounting and Financial Reporting

•

Corporate Governance

•

Public Company Executive

•

Technical–Government, legal and regulatory

Don H. Liu

Don H. Liu has served as Chair of our Board since November 4, 2025, after having previously served as Chair of the Nomination and Corporate Governance Committee since 2023. Mr. Liu was elected to the Board in 2022. He was appointed Group Chief Legal Officer of Flutter Entertainment (NYSE FLUT) in April 2025. Mr. Liu served as the Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary of Target Corporation (NYSE: TGT) from 2016 through August 2024 and as a Special Advisor to Target from August 2024 to April 2025. Prior to joining Target in 2016, Mr. Liu served in diverse leadership roles working across multiple business sectors and functional areas at Xerox as Executive Vice President, General Counsel and Corporate Secretary; Toll Brothers as Senior Vice President, General Counsel and Chief Compliance Officer; IKON Office Solutions as Corporate Compliance Officer and Chair of IKON Diversity Council; and Aetna U.S. Healthcare as Deputy Chief Legal Officer. Prior to becoming in-house counsel, he served as an associate at two New York City law firms specializing in securities and mergers and acquisitions. Mr. Liu received his B.A. degree from Haverford College and earned his J.D. from Columbia University School of Law.

Director qualifications

•

Corporate governance, public company executive, executive leadership and technical expertise: Mr. Liu serves on the executive leadership team at Flutter, overseeing legal, compliance, ethics and the corporate secretary functions. He served in a similar leadership capacity at Target. Throughout his career, he has advised his board of directors on global strategic matters such as mergers and acquisitions, business development and risk management. He has been a consistent key player in the development of Diversity, Equity and Inclusion and Environmental, Social and Governance (“ESG”) strategies and governance protocols for his companies, including the establishment and becoming the first chair of the IKON Diversity Council and the formation of the Target board’s ESG and related governance framework. Mr. Liu’s depth and breadth of corporate governance, board and public company executive experience uniquely qualify him to provide guidance to our company.

4 IVR | Invesco Mortgage Capital Inc.

Robert L. Fleshman

Non-executive director

Age     Tenure

64       1 Year

Committees:

•

Audit (Chair)

•

Compensation

•

Nomination and Corporate Governance

Qualifications:

•

Financial Services/Capital Markets

•

MBS/Fixed Income/ Mortgage Industry

•

Executive Leadership

•

Risk Management

•

Accounting and Financial Reporting

•

Technical–Government, legal and regulatory

Robert L. Fleshman

Robert L. Fleshman was appointed as a director on November 8, 2024 and as Chair of the Audit Committee effective January 1, 2026. Mr. Fleshman served as a Partner at Deloitte & Touche LLP from 2002-June 2024, leading and advising on complex audit engagements across diverse sectors, particularly in real estate and financial services. During his tenure at Deloitte, he served for six years as the Real Estate Practice Leader for Deloitte’s Southeastern Real Estate Practice and for seven years as the Audit Practice Leader for Deloitte’s Georgia and Alabama operation. Prior to joining Deloitte, Mr. Fleshman was a Partner at Arthur Andersen LLP. Mr. Fleshman is a former Deloitte representative on NAREIT’s Best Financial Practices Committee. He holds a B.S. in Accounting from Virginia Tech and is a Certified Public Accountant (CPA).

Director qualifications

•

Accounting and financial reporting, mortgage industry expertise: Mr. Fleshman brings extensive experience in finance and accounting in the REIT and financial services space, serving in leadership positions in Deloitte’s real estate practice and audit practice. His experience as lead audit partner for operating and mortgage REITs will contribute significantly to the company’s Audit Committee. Mr. Fleshman is recognized by the Board as an audit committee financial expert under SEC rules.

Katharine W. Kelley

Non-executive director

Age     Tenure

62       3 Years

Committees:

•

Audit

•

Compensation (Chair)

•

Nomination and Corporate Governance

Qualifications:

•

MBS/Fixed Income/ Mortgage Industry

•

Executive Leadership

•

Risk Management

•

Corporate Governance

•

Technical–Government, legal and regulatory

Katharine W. Kelley

Katharine W. Kelley has served as a director since 2023 and as Chair of the Compensation Committee since May 2025. Ms. Kelley has served as the Chief Executive Officer of The Buckhead Coalition and Buckhead Community Improvement District since January 5, 2026. Previously, Ms. Kelley was Owner and President of Green Street Properties, an Atlanta-based real estate development and consulting firm focused on creating urban infill, mixed-use properties. From 2016-2018, Ms. Kelley served as Executive Vice President-Development for Newport, an international private equity and real estate development firm. Prior to that, she served as Managing Director at Jamestown, an international real estate private equity firm, and Senior Vice President-Development at Post Apartment Development, a multifamily and mixed-use real estate development firm. Ms. Kelley received a Bachelor of Arts degree from the University of North Carolina at Chapel Hill, a Master of Science degree in Real Estate Development from Columbia University, and a Master of Business Administration from Harvard University.

Director qualifications

•

Corporate governance, mortgage industry and executive leadership: Ms. Kelley has over 30 years of experience in urban infill, mixed-use and residential development, leading the development of more than $2 billion of properties while serving in senior positions, contributing multifamily residential and commercial real estate expertise to our board. She is nationally recognized for creative, catalytic development, product innovation and leadership of mixed-use projects. Ms. Kelley has served on the Board of Trustees of The Westminster Schools since 2008, serving as Board Chair from 2022-2025, and Chair of the Governance and Nominating Committee from 2013-2021. Ms. Kelley’s real estate industry and executive leadership experience provide valuable insights to the Board.

2026 Proxy Statement 5

Stephanie J. Larosiliere Executive director Age Tenure 44 <1 Year Qualifications: • Financial Services/Capital Markets • MBS/Fixed Income/ Mortgage Industry • Risk Management

Stephanie J. Larosiliere

Stephanie Larosiliere was appointed as a director effective March 6, 2026. Ms. Larosiliere has served as Head of Business Strategy and Development for Invesco Fixed Income (IFI) across North America and Asia Pacific since 2026. Prior to that, Ms. Larosiliere served as Head of Business Strategy and Development for IFI for North America (2024-2025) and as Head of Municipal Business Strategies & Development (2019-2024). In her current role, Ms. Larosiliere oversees the commercial strategy for the fixed income platform spanning global liquidity, stable value, global debt, emerging markets, investment grade, municipal debt, and structured debt products. Ms. Larosiliere leads a team of client portfolio professionals responsible for strategic business development, client engagement and retention across IFI’s full platform. Ms. Larosiliere closely partners with investment leadership and distribution teams to align capabilities with market demand, drive product innovation and strengthen the platform’s competitive positioning across institutional and wealth channels globally. Ms. Larosiliere joined Invesco in 2011 as a senior product manager supporting the municipal and convertible businesses. Prior to joining Invesco, Ms. Larosiliere served as a vice president in the Goldman Sachs Asset Management fixed income product management team, where she was responsible for portfolio analysis, product development, client retention, and marketing. Ms. Larosiliere also worked as an institutional product management associate for Brown Brothers Harriman and as a risk management analyst with JPMorgan Chase. Ms. Larosiliere earned a BBA degree in finance and investments from Baruch College of the City University of New York. Ms. Larosiliere holds the Series 7 and 24 registrations.

Director qualifications

•

Financial services/capital markets, fixed income and strategic business development/ product management experience: Ms. Larosiliere has over 20 years of fixed-income industry experience, including as an investment professional and in a series of positions at Invesco. Ms. Larosiliere brings deep experience in fixed-income markets and institutional investor engagement, including the strategic commercialization of fixed-income products, which will provide the Board with meaningful contributions and strategic insights into stockholder engagement.

Wes McMullan

Non-executive director

Age     Tenure

62       1 Year

Current Committees:

•

Audit

•

Compensation

•

Nomination and Corporate Governance (Chair)

Qualifications:

•

Financial Services/Capital Markets

•

MBS/Fixed Income/ Mortgage Industry

•

Executive Leadership

•

Risk Management

•

Corporate Governance

•

Accounting and Financial Reporting

•

Technical–Government, legal and regulatory

W. Wesley (“Wes”) McMullan

Wes McMullan was appointed as a director in 2024 and has served as Chair of the Nomination and Corporate Governance Committee since November 4, 2025. Mr. McMullan served as the President and CEO of the Federal Home Loan Bank of Atlanta (“FHLBank Atlanta”), a government-sponsored enterprise, from 2010 until his retirement in 2021, concluding a 33-year career at the FHLBank Atlanta in significant leadership capacities. His expertise encompasses a broad range of financial disciplines, including banking, MBS and mortgage-related assets, SEC regulatory compliance, asset and liability management, portfolio management, derivatives, and financial operations/systems integration. Mr. McMullan has served on the board of directors of TCB Corporation and Countybank since 2022, with previous board service as Vice Chair of FHLBank’s Office of Finance and Vice Chair of Pentegra, Inc. Mr. McMullan is a chartered financial analyst and earned a B.S. in finance from Clemson University.

Director qualifications

•

Executive leadership, financial services/capital markets and MBS/fixed Income/ mortgage industry experience: Mr. McMullan’s experience trading and managing mortgage-backed securities and mortgage-related assets and the related risk management and hedging strategies during various economic cycles, as well as his experience as CEO of a government sponsored enterprise, will bring significant contributions, oversight and perspectives to the Company’s board and its current strategic focus and core portfolio.

6 IVR | Invesco Mortgage Capital Inc.

Robert B. Waldner

Executive director

Age     Tenure

61       <1 Years

Qualifications:

•

Financial Services/Capital Markets

•

MBS/Fixed Income/ Mortgage Industry

•

Executive Leadership

•

Risk Management

•

Public Company Executive

Robert B. Waldner

Robert B. Waldner was appointed as a director effective June 24, 2025. Mr. Waldner is Chief Strategist and Head of Macro Research for Invesco Fixed Income (“IFI”). Mr. Waldner chairs the IFI Investment Strategy team at Invesco and is responsible for oversight of the overall IFI investment process. He oversees portfolio risk monitoring and review for IFI portfolios. Mr. Waldner also leads overall investment and business strategy for IFI Macro portfolio management teams including Global, Emerging Markets and Invesco’s Macro Alpha teams. Prior to joining Invesco in 2013, Mr. Waldner worked with Franklin Templeton for 17 years. At Franklin Templeton, he was a senior strategist and senior portfolio manager. He was the lead manager for Franklin absolute return strategies and a member of the Fixed Income Policy Committee. Previously, Mr. Waldner was a member of the macro team at Omega Advisors and a portfolio manager with Glaxo (Bermuda) Ltd. He entered the industry in 1986. Mr. Waldner earned a BSE degree in civil engineering from Princeton University, graduating magna cum laude in 1986. He is a Chartered Financial Analyst® (CFA) charterholder.

Director qualifications

•

Mr. Waldner’s deep macroeconomic experience and experience with fixed income products, along with his strategic leadership role at Invesco in these areas, provides the Board with great insight into the Company’s core portfolio.

Director nominee highlights

Average tenure

1.5

years

Average age

60

years

Diversity

3 of 6 directors are diverse

Director independence

4 of 6 directors are independent

Tenure

2 directors
2 directors
2 directors
0-1 year
1-2 years
3+ years

2026 Proxy Statement 7

Director independence

For a director to be considered independent, the Board must affirmatively determine that the director does not have any material relationships with the company either directly or as a partner, stockholder or officer of an organization that has a relationship with the company. Such determinations are made and disclosed pursuant to applicable New York Stock Exchange (“NYSE”) or other rules. In accordance with the rules of the NYSE, the Board has affirmatively determined that it is currently composed of a majority of independent directors, and that the following directors are independent and do not have a material relationship with the company: Robert L. Fleshman, Carolyn B. Handlon, Katharine W. Kelley, Don H. Liu, and W. Wesley McMullan.

The Nomination and Corporate Governance Committee believes there are certain minimum qualifications that each director nominee must satisfy in order to be suitable for a position on the Board, including:

•	a high degree of personal and professional integrity;
•	ability to exercise sound business judgment on a broad range of issues;
•	sufficient experience and professional or educational background to have an appreciation of the significant issues facing public companies that are comparable to the company;
•	willingness to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its committees; and
•	being prepared to represent the best interests of the company and its stockholders and being committed to enhancing stockholder value.

The Nomination and Corporate Governance Committee will consider candidates recommended for nomination to the Board by stockholders of the company. Stockholders may nominate candidates for election to the Board under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. The manner in which the Committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the Committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service as publicly disclosed by the company and to provide all of the information necessary to conduct an evaluation. For further information regarding deadlines for stockholder proposals, please see the section of this proxy statement below entitled Important Additional Information — Stockholder Proposals for the 2027 Annual Meeting.

8 IVR | Invesco Mortgage Capital Inc.

Corporate Governance Highlights

Independence

•

5 out of our 8 current directors are independent.

•

All of our Board committees are composed exclusively of independent directors.

Independent Chair

•

We have an independent chair of our Board (the “Chair”), selected by the independent directors.

•

The Chair serves as liaison between management and the other independent directors.

Executive sessions

•

The independent directors regularly meet in private without management.

•

The Chair presides at these executive sessions.

Share ownership requirements

•

We require our non-executive directors and executive officers to maintain an ownership level of our stock.

Board Refreshment

•

Independent Directors may not stand for election after age 75 subject to a transition period for current directors.

Board practices

•

Our Board annually reviews its effectiveness as a group, with directors participating in one-on-one interviews coordinated by an independent external advisor that reports the results of the annual review to the Board in person.

Accountability

•

Directors must be elected annually by a majority of votes cast.

Insider trading restrictions

•

Our insider trading policy prohibits short selling, dealing in publicly-traded options, pledging and hedging or monetization transactions in our equity securities.

Board oversight of risk management

•

Our Board has principal responsibility for oversight of the company’s risk management process and understanding of the overall risk profile of the company.

Diversity

•

Our Board seeks out highly qualified candidates of diverse gender, race and ethnicity, as well as taking into account other factors that promote principles of diversity.

•

Our Board ensures that women and underrepresented groups are included in each pool of candidates.

Overboarding

•

All directors serve on the boards of three or fewer public companies.

2026 Proxy Statement  9

Corporate governance

The Board has adopted Corporate Governance Guidelines.

Corporate governance guidelines

The Board has adopted Corporate Governance Guidelines (“Guidelines”) which are available in the corporate governance section of the company’s website at www.invescomortgagecapital.com (the “company’s website”). The information on the company’s website is not intended to form a part of, and is not incorporated by reference into, this Proxy Statement. The Guidelines set forth the practices the Board follows with respect to, among other matters, the composition of the Board, director responsibilities, Board committees, director access to officers and independent advisors, director compensation and the performance evaluation of the Board.

Our Board has established a code of conduct and a Directors’ Code of Conduct.

Code of conduct and Directors’ Code of Conduct

Our Board of Directors has established a code of conduct that applies to our officers, executive directors and independent contractors and to our manager’s officers, employees and affiliates when such individuals are acting for or on our behalf (the “code of conduct”). In addition, our Board of Directors has adopted a separate Directors’ Code of Conduct that applies to all members of the Board. Among other matters, our code of conduct and Directors’ Code of Conduct are designed to deter wrongdoing and to promote:

• honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
• full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
• compliance with applicable governmental laws, rules and regulations;
• prompt internal reporting of violations of the code of conduct to appropriate persons identified in the code of conduct; and
• accountability for adherence to the code of conduct.

Any waiver of the code of conduct or Directors’ Code of Conduct for our executive officers or directors may be made only by our Board of Directors or one of our Board committees. The code of conduct and Directors’ Code of Conduct are posted on the company’s website. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the code of conduct or Directors’ Code of Conduct by posting such information on the company’s website.

Our insider trading policy contains our Hedging Policy, which is described in detail on page 22 of this Proxy Statement.

The Board is elected by stockholders to oversee our management team and to seek to assure that the long-term interests of the stockholders are being served.

The company has chosen to separate the chief executive officer and Board Chair positions.

Board leadership structure

As described in the Guidelines, our business is conducted day-to-day by our officers and our manager, under the direction of the chief executive officer and the oversight of the Board, to enhance the long-term value of the company for its stockholders. The Board is elected by the stockholders to oversee the officers of the company and our manager and to seek to assure that the long-term interests of the stockholders are being served. In light of these differences in the fundamental roles of the Board and management, the company has chosen to separate the chief executive officer and Board Chair positions. The Board believes separation of these roles: (i) allows the Board to more effectively monitor and evaluate objectively the performance of the chief executive officer, such that the chief executive officer is more likely to be held accountable for his performance, (ii) allows the non-executive Chair to control the Board’s agenda and information flow, and (iii) creates an atmosphere in which other directors are more likely to challenge the chief executive officer and other members of our senior management team. For these reasons, the company believes that this Board leadership structure is currently the most appropriate structure for the company. Nevertheless, the Board may reassess the appropriateness of the existing structure at any time, including following changes in Board composition, in management, or in the character of the company’s business and operations.

10 IVR | Invesco Mortgage Capital Inc.

Director recruitment

’The Nomination and Corporate Governance Committee seeks to align the Board’s composition with our long-term strategy and effect meaningful Board succession planning. New directors are identified using the following process:

The Nomination and Corporate Governance Committee reviews and updates its criteria for prospective directors based on succession planning for directors, to enhance skill sets among current directors and to address new or evolving needs of the company. The committee utilizes recommendations from directors and an independent search firm to determine candidates for consideration.

We are committed to having our Board represent diverse backgrounds and a wide range of professional experience in areas that are relevant to our business and status as a public company. Our Corporate Governance Guidelines require that the Board seek out highly qualified candidates of diverse gender, race and ethnicity and take into account other factors that promote principles of diversity and ensure that women and underrepresented candidates are included in each pool of candidates from which the Board nominees are chosen.

Candidates meet with members of the Nomination and Corporate Governance Committee, the Board Chair and the other Board members who assess candidates based on several factors, including whether the candidate has skills that will assist the company in seeking to meet its long-term strategic objectives and will bring diversity of thought, perspective, experience and background to our Board.

Due diligence is conducted, including soliciting feedback on potential candidates from persons outside the company. Qualified candidates are presented to the Board of Directors.

Two new directors joined our Board in 2025 and 2026, contributing the following skills and traits:
• Financial services/capital markets	• MBS/Fixed Income/Mortgage Industry
• Executive leadership	• Risk management
• Public Company Executive

Board evaluation process

The effectiveness of the Board and its committees is critical to the company’s success and to the protection of our stockholders’ long-term interests. To maintain their effectiveness, the Board and each standing committee annually conduct comprehensive assessments to identify areas for improvements.

The Board engages an independent external advisor specializing in corporate governance to coordinate the Board’s self assessment by its members. The advisor provides each director with a questionnaire and then performs one-on-one confidential interviews with directors.

The advisor prepares and presents a report in person to the Board, which discusses the findings of the advisor based upon its reviews. The report also discusses governance trends which the Board may want to take into consideration.

The Board then discusses the evaluation to determine what actions, if any, could further enhance the operations of the Board and its committees.

2026 Proxy Statement 11

Board’s role in risk oversight

The Board has oversight responsibility of the company’s risk management processes and for understanding the overall risk profile of the company. Though Board committees routinely address specific risks and risk processes within their purview, the Board maintains overall responsibility for oversight of all material risks as full Board engagement supports appropriate consideration of risk in strategy setting and a more holistic understanding of risk across the enterprise.

The company has in place an enterprise risk management committee consisting of executive and senior management. The committee meets regularly and maintains dialogue with the Board of Directors regarding the top risks of the company and mitigating actions to address them. By receiving quarterly reports, the Board maintains a practical understanding of the risk management process and risk appetite of the company.

In addition, since the company is externally managed, we also rely upon the operational and investment risk oversight functions of our manager and its affiliates. Invesco’s global risk management framework enables consistent and meaningful risk dialogue up, down and across the firm. Invesco’s global investment risk and performance committee oversees the management its core investment risks and its enterprise risk management committee oversees the management of all other business and strategy related risks. A network of regional, business unit and specific risk management committees, with the oversight of Invesco’s global investment risk and performance committee and enterprise risk management committee, provides ongoing identification, assessment, management and monitoring of risk that ensures both broad as well as in-depth, multi-layered coverage of the risks existing and emerging in the various domains of its business.

Cyber security risk

Our Board of Directors oversees cybersecurity risk and receives updates, generally, twice a year from our manager’s Chief Information Security Officer (or designee) (“CISO”) regarding cybersecurity, which updates include a review of our manager’s global security program and cybersecurity, including risks and protections for us and our manager. Invesco’s global operational risk management committee provides executive-level oversight and monitoring of the end-to-end programs dedicated to managing information security and cyber related risk. In addition, the CISO serves as a member of and provides quarterly updates to our company’s enterprise risk management committee, which in turn provides quarterly updates to our Board of Directors, and members of our management team are included in our manager’s incident response process in the event a cyber security incident occurs that could materially impact us.

Through this regular and consistent risk communication, the Board seeks to maintain reasonable assurance that all material risks of the company are being addressed and that the company is fostering a risk-aware culture in which effective risk management is embedded in the business.

Environmental, social and governance matters

We are primarily focused on investing in, financing and managing mortgage-backed securities and other mortgage-related assets. These investments provide capital to the housing market and help support home ownership, which can advance the important social impacts of individual wealth creation and community development.

Invesco believes that its long-term success depends on its ability to attract, retain, develop and engage top talent. Invesco invests significantly in talent development, employee benefit programs, technology and other resources that support its employees in developing their full potential. Invesco provides equal opportunity in its employment and promotion practices and encourages employees to play active roles in the growth and development of the communities in which they live and work. Invesco conducts regular surveys to measure employee engagement and organizational health. Employees consistently report high scores regarding its ethics and values, feedback from managers and stakeholders, and a shared vision for Invesco’s strategy and direction.

Invesco operates in an environmentally responsible manner. Invesco seeks to help protect our natural environment by implementing and maintaining environmental management processes – for example, at Invesco offices it aims to reduce utility consumption and carbon emissions, promote energy efficiency and utilize appropriate waste management practices.

Stockholder engagement

We value our stockholders’ perspectives and each year interact with stockholders through numerous engagement activities including through our quarterly earnings calls, investor conferences and via our Investor Relations department. These activities and the feedback we receive assist our ongoing efforts to ensure that our disclosures are transparent and accessible. Stockholders may contact our Investor Relations department at contactus@ invescomortgagecapital.com.

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Communications with the Chair and non-executive directors

Any interested party may communicate with the Chair of our Board or with our non-executive directors as a group at the following addresses:

E-mail: company.secretary@invescomortgagecapital.com

Mail: Invesco Mortgage Capital Inc.

1331 Spring Street NW Atlanta, Georgia 30309

Attn: Office of the Company Secretary

Communications will be distributed to the Board, or to any of the Board’s committees or individual directors as appropriate, depending on the facts and circumstances of the communication. In that regard, the Board does not receive certain items which are unrelated to the duties and responsibilities of the Board.

In addition, our manager maintains a Whistleblower Hotline for its employees or affiliates or individuals outside the company to report complaints or concerns on an anonymous and confidential basis regarding questionable accounting, internal accounting controls or auditing matters and possible violations of the company’s Code of Conduct or law.

Persons may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of Directors by sending a written communication appropriately addressed to:

Audit Committee

Invesco Mortgage Capital Inc.

1331 Spring Street NW

Atlanta, Georgia 30309

Attn: Office of the Company Secretary

2026 Proxy Statement 13

Information about the Board and its committees

Board of directors and committees

Our Board of Directors has formed an Audit Committee, a Compensation Committee and a Nomination and Corporate Governance Committee and has adopted charters for each of these committees. Each of these committees currently has five directors, and the Board has affirmatively determined that each committee consists entirely of independent directors pursuant to rules established by the NYSE and rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the heightened independence standards for compensation committee and audit committee members. Moreover, the Compensation Committee is composed exclusively of individuals intended to be, to the extent provided by Rule 16b-3 of the Exchange Act, non-employee directors.

Board meetings and annual meeting of stockholders

During the calendar year ended December 31, 2025, the Board held 8 meetings (not including committee meetings). Each then-serving director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he or she served during 2025. The Board does not have a formal policy regarding Board member attendance at stockholder meetings. All directors attended the Annual Meeting of Stockholders in 2025. The non-executive directors (those directors who are not officers or employees of Invesco and who are classified as independent directors under applicable NYSE standards) meet in executive session at least quarterly each year. The Chair, who is an independent director, has presided at the executive sessions of the non-executive directors.

Members:

Robert L. Fleshman (Chair)

Carolyn B. Handlon

Katharine W. Kelley

Don H. Liu

W. Wesley McMullan

Independence:

Each member of the committee is independent under SEC and NYSE rules and financially literate

Audit Committee Financial Experts:

Mr. Fleshman and Ms. Handlon qualify under SEC rules and regulations

Meetings held in 2025:

6

The Audit Committee

Under its charter, the committee:

•

is comprised of at least three members of the Board and each is “independent” under the NYSE and SEC rules and is also “financially literate,” as defined under NYSE rules;

•

members are appointed and removed by the Board;

•

is required to meet at least quarterly;

•

periodically meets with the internal auditor and the independent auditor in separate executive sessions without members of senior management present;

•

has the authority to retain independent advisors, at the company’s expense, whenever it deems appropriate to fulfill its duties; and

•

reports to the Board regularly.

The committee’s charter is available on the company’s website. The charter sets forth the committee’s responsibilities, which include assisting the Board in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the company’s internal audit function and independent auditor, and (iv) the company’s compliance with legal and regulatory requirements.

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Members:

Katharine W. Kelley (Chair)

Carolyn B. Handlon

Don H. Liu

W. Wesley McMullan

Robert L. Fleshman

Independence:

Each member of the committee is independent under SEC and NYSE rules

Meetings held in 2025:

2

The Compensation Committee

Under its charter, the committee:

•

is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules;

•

members are appointed and removed by the Board; and

•

has the authority to retain independent advisors, at the company’s expense, whenever it deems appropriate to fulfill its duties, including any compensation consulting firm.

The committee’s charter is available on the company’s website. The charter sets forth the committee’s responsibilities, which include (i) annually approving the compensation structure for, and reviewing and approving the compensation from the company, if any, of senior officers, and overseeing the annual process for evaluating their performance, (ii) overseeing the administration of the company’s equity-based and other incentive compensation plans, (iii) assisting the Board with executive succession planning, and (iv) determining the compensation for the company’s non-executive directors. While the company remains externally managed, the committee will not be responsible for approving the compensation (and related goals and objectives) of the company’s CEO and senior officers (the “Plan and Objectives”). However, the committee will review and discuss the Plan and Objectives to validate alignment with stockholder interests and confirm there are no potential conflicts of interests.

The committee meets at least annually to review and make recommendations to the Board on the compensation of the company’s non-executive directors.

Members:

W. Wesley McMullan (Chair)

Carolyn B. Handlon

Don H. Liu

Katharine W. Kelley

Robert L. Fleshman

Independence:

Each member of the committee is independent under SEC and NYSE rules

Meetings held in 2025:

4

The Nomination and Corporate Governance Committee

Under its charter, the committee:

•

is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules;

•

members are appointed and removed by the Board; and

•

has the authority to retain independent advisors, at the company’s expense, whenever it deems appropriate to fulfill its duties.

The committee’s charter is available on the company’s website. The charter sets forth the committee’s responsibilities, which include (i) establishing procedures for identifying and evaluating potential nominees for director, (ii) recommending to the Board potential nominees for election and (iii) periodically reviewing and reassessing the adequacy of the Guidelines to determine whether any changes are appropriate and recommending any such changes to the Board for its approval. The candidates proposed for election in Proposal No. 1 of this Proxy Statement were unanimously recommended by the committee to the Board. For more information regarding the director recruitment process, see Information about Director Nominees - Director recruitment.

2026 Proxy Statement 15

Director compensation

A member of our Board of Directors who is also an employee of Invesco is referred to as an executive director. Executive directors do not receive compensation for serving on our Board of Directors. Under the terms of its charter, the Compensation Committee annually reviews and determines the compensation paid to non-executive directors. In reviewing and making recommendations on non-executive director compensation, the Compensation Committee considers, among other things, the following policies and principles:

•

that the compensation should fairly pay the directors for the work, time commitment and efforts required by directors of an organization of the company’s size and scope of business activities, including service on Board committees;

•	that a component of the compensation should be designed to align the directors’ interests with the long-term interests of the company’s stockholders; and
•	that directors’ independence may be compromised or impaired for Board or committee purposes if director compensation exceeds customary levels.

As a part of its annual review, the Compensation Committee engaged Ferguson Partners Consulting L.P. as its independent third-party consultant to report on comparable non-executive director compensation practices and levels. Their report included a review of director compensation at peer company mortgage REITs with an investment focus in the company’s target assets.

Non-executive director compensation for the 2025 service period is set forth below.

Base fee	The annual base fee was set at $105,000 and was paid in quarterly installments in arrears.

Equity award	Each non-executive director received an annual equity award in the amount of $105,000, payable in shares of our common stock. This award is granted on an annual basis in advance of service in the form of restricted shares of common stock that vest on the one year anniversary of the date of grant.

Chair fee	The Chair of the Board received an additional annual cash fee of $50,000.

Audit Committee Chair fee	The Chair of the Audit Committee received an additional annual cash fee of $20,000.

Compensation Committee Chair fee	The Chair of the Compensation Committee received an additional annual cash fee of $10,000.

Nomination and Corporate Governance Committee Chair fee	The Chair of the Nomination and Corporate Governance Committee received an additional annual cash fee of $10,000.

We also reimburse each of our non-executive directors for their travel expenses incurred in connection with attendance at Board of Directors and committee meetings. Non-executive directors do not receive any meeting or attendance fees.

The company does not have a deferred compensation plan for its directors.

In November 2025, the Compensation Committee approved the same amounts as set forth above for non-executive director compensation for the 2026 service period.

Stock ownership policy for non-executive directors — Our non-executive directors are subject to the Non-Executive Director Stock Ownership Policy. The policy requires that within five years of the later of the effective date of the policy or the date of such director’s first appointment as a non-executive director, each non-executive director achieve and thereafter maintain an ownership level of at least the lesser of (i) a number of shares equal to the fair market value of three times the annual cash retainer paid to the non-executive director or (ii) 8,000 shares. Until such ownership level is achieved, each non-executive director is required to hold 100% of the shares received as compensation from the company.

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Non-executive director stock ownership

Shares held as of December 31, 2025

Director compensation table
The following table sets forth the compensation paid to our non-executive directors during 2025.
Name	Fees earned or paid in cash ($)[1]	Share awards ($)[2]	Total ($)

Robert L. Fleshman	92,690	104,995	197,685

Carolyn B. Handlon	122,500	104,995	227,495

Katharine W. Kelley	106,511	104,995	211,506

Don H. Liu	112,500	104,995	217,495

W. Wesley McMullen	102,500	104,995	207,495

Retired Directors

John S. Day[3]	151,250	104,995	256,245

Dennis P. Lockhart[4]	66,374	–	66,374

1.	Includes the annual base fee and, as applicable, additional Chair of the Board fee and commitee Chair fees.
2.

 Reflects the grant as of May 15, 2025 of an annual equity award in the amount of 13,689 shares of common stock for the service period May 2025 to May 2026. The equity awards vest on the anniversary of the date of grant. The values in the table reflect the full grant date fair value of such equity awards, determined in accordance with U.S. generally accepted accounting principles.

3.	Mr. Day retired from the Board effective December 31, 2025 and a portion of the equity grant awarded to him in 2025 has been forfeited in accordance with the terms of the Equity Incentive Plan.
4.	Mr. Lockhart retired from the Board effective May 6, 2025.

As of December 31, 2025, for each of the non-executive directors, all equity awards granted during 2025 were outstanding. Dividends on unvested equity awards are paid at the same time and rate as shares of our common stock.

2026 Proxy Statement 17

Information about the Executive Officers of the company

The following is a list of individuals serving as executive officers of the company as of the date of this Proxy Statement. All company executive officers are elected annually by the Board and serve at the discretion of the Board or our Chief Executive Officer.

John M. Anzalone

Mr. Anzalone has served as our Chief Executive Officer since 2017. Prior to becoming CEO, Mr. Anzalone served as our Chief Investment Officer since the company’s inception in 2009. Mr. Anzalone joined Invesco’s Fixed Income Division (“IFI”) in 2002, where until the end of 2023, he was a Senior Portfolio Manager and from 2007-2023, the Head of Structured Securities Portfolio Management. Mr. Anzalone also served as a member of IFI’s Investment Strategy team, which is responsible for providing investment views for risk positioning and asset allocation across the platform. As the Head of the Structured Securities group, he was responsible for the application of investment strategy across portfolios consistent with client investment objectives and guidelines. Additionally, the team is responsible for analyzing and implementing investment actions in the residential, commercial mortgage-backed and asset backed securities sectors. Mr. Anzalone began his investment career in 1992 at Union Trust. In 1994, he moved to AgriBank, FCB, where he served as a Senior Trader for six years. Mr. Anzalone is also a former employee of Advantus Capital Management where he was a Senior Trader responsible for trading mortgage-backed, asset-backed and commercial mortgage securities. Mr. Anzalone received a B.A. degree in Economics from Hobart College and an M.B.A. from the Simon School at the University of Rochester. Mr. Anzalone is a Chartered Financial Analyst.

John M. Anzalone Chief Executive Officer
Age	Tenure
61	16 Years

Mark Gregson

Mark Gregson was appointed Chief Financial Officer in December 2024, after having served as Interim Chief Financial Officer since October 2024. Additionally, Mr. Gregson has served as the Global Controller for Invesco since 2018. In addition to his controllership responsibilities, he is responsible for Invesco’s corporate public Financial Reporting, SOX and Controls, and Accounting Policy teams. He also serves as the Chief Financial Officer for Invesco’s broker dealers. Mr. Gregson joined Invesco and the financial industry in 1995. Prior to his current roles, he held several positions with Invesco’s US Retail Corporate Accounting team and spent six years as the assistant controller for North America.

Mr. Gregson earned a BBA degree in accounting from the University of Houston. He is a Certified Public Accountant (CPA) and holds the Series 6, 27, and 99 registrations.

Mark Gregson Chief Financial Officer
Age	Tenure
52	1 Year

Kevin M. Collins

Mr. Collins has served as our President since 2017. Previously, he served as our Executive Vice President Commercial Mortgage Credit from March 2017 to October 2017 and as a Managing Director and our Head of Commercial Mortgage Credit from 2011 to March 2017. He is also the Co-Head of Structured Investments for Invesco Fixed Income. Prior to joining Invesco in 2007, Mr. Collins structured various capital funding strategies, including bond securitizations and secured lending facilities, for banks and specialty finance companies during his tenure at Credit Suisse First Boston. Mr. Collins began his career in the New York-based structured finance advisory services practice at Ernst & Young, focusing on structured product cash flow modeling and collateral analytics.

Mr. Collins graduated with a B.S. in accounting from Florida State University and earned an M.B.A. from the Kellogg School of Management at Northwestern University.

Kevin M. Collins President
Age	Tenure
46	16 Years

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Brian P. Norris

Mr. Norris has served as our Chief Investment Officer since 2019. Prior to his role as CIO, Mr. Norris served as Director, Portfolio Management since 2011 and has worked on behalf of the company since its inception in 2009. He is also a Senior Portfolio Manager on Invesco’s Structured Investments team, a position he has held since 2014. Mr. Norris joined Invesco in 2001, serving as a portfolio manager from 2006 to 2014 and an account manager from 2001 to 2006. Prior to joining Invesco, Mr. Norris worked as a securities trader with Todd Investment Advisors. He earned a BS degree in Business Administration with a concentration in finance from the University of Louisville and is a Chartered Financial Analyst (CFA) charterholder.

Brian P. Norris Chief Investment Officer

Age	Tenure
50	16 Years

David B. Lyle

Mr. Lyle has served as our Chief Operating Officer since 2017. Previously, he served as our Executive Vice President Residential Credit from March 2017 to October 2017 and as our Head of Residential Mortgage Credit from 2011 to March 2017. He is also the Co-Head of Structured Investments for Invesco Fixed Income. Mr. Lyle has over 20 years of experience in the RMBS market. Prior to joining Invesco in 2006, Mr. Lyle spent three years at Friedman Billings Ramsey, where he was a Vice President in the Investment Banking ABS group. In this role, he participated in the financing, transaction management and analytics functions of the business. He also spent two years as an Analyst in the mortgage finance group at Wachovia Securities. Mr. Lyle graduated with a bachelor of engineering degree from Vanderbilt University.

David B. Lyle Chief Operating Officer
Age 47	Tenure 16 Years

2026 Proxy Statement 19

Executive compensation

Compensation discussion and analysis
This section presents a discussion and analysis of the philosophy and objectives in the design and implementation of compensation programs for our executive officers. This section is divided into two parts. First, we review key highlights of the relationship with our manager and our management agreement in order to provide important context regarding our operations. In the second part, we review the compensation program and philosophy of our manager and how compensation decisions are made for our executive officers.
We are externally managed and do not have any employees. Our executive officers are employees of our manager or one of its affiliates and do not receive compensation from us.	Our management agreement
We are externally managed by Invesco Advisers, Inc., a wholly-owned subsidiary of Invesco Ltd., pursuant to a management agreement, which provides that our manager is responsible for managing our affairs. As highlighted below, we have no employees. Our executive officers are employees of our manager (or one of its affiliates) and as such have job-related responsibilities with our manager (or one of its affiliates). Our executive officers do not receive compensation from us, nor do we reimburse our manager for any of their compensation. Instead, our manager and its affiliates use the proceeds from the management fee, in part, to pay compensation to its officers and personnel, including our executive officers. No specific portion of the management fee is allocated to the compensation of our executive officers because these individuals manage or are associated with multiple Invesco products, and research and investment strategies employed may impact a number of products for which these individuals are responsible. As such, compensation for our executive officers reflects performance across all the products managed by them, and decisions are based on the principles and factors described below in Overview of our manager’s compensation program and philosophy. While each of these principles and factors is considered by our manager in making compensation decisions, our manager does not attempt to rank or assign relative weight to any factor but rather applies its judgment in considering them in their entirety.

However, for context of our executive officers’ compensation in relation to our management fee, we provide an estimate of aggregate compensation of our executive officers that may reasonably be associated with the approximate total average assets of the company for 2025 compared to total average assets of products the executive officers managed or were associated with for 2025. Applying such methodology to compensation of our executive officers for 2025, the total compensation of the executive officers reasonably associated with their management of the company is $1.285 million, which represents 11.4% of the management fee paid by the company to our manager in 2025.

Highlights of our management agreement

•

All of our executive officers are employees of our manager (or one of its affiliates) and are engaged in additional capacities for our manager (or one of its affiliates).

•

Our manager is responsible for the compensation of our executive officers and other employees of our manager who provide services to the company. We do not pay any cash or equity compensation to our executive officers, do not provide pension benefits, perquisites or other personal benefits, and have no employment agreements or arrangements to make any payments upon termination from service as an officer.

•

Our manager receives a management fee equal to 1.50% of our stockholders’ equity, subject to the exclusion of one-time events due to changes in U.S. GAAP and certain non-cash items upon approval of a majority of our independent directors, which is used, in part, to pay the compensation of our manager’s employees who provide services to the company. As noted above, no specific portion of the management fee is allocated to the compensation of our executive officers.

For additional information about our management agreement, see Certain Relationships and Related Transactions.

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Our manager makes all decisions relating to the compensation of our executive officers based upon a number of objectives and principles.

Overview of our manager’s compensation program and philosophy

Our manager makes all decisions relating to the compensation of our executive officers based on such factors as our manager may determine are appropriate. However, our manager consults with the members of the Compensation Committee concerning the compensation policy of our manager that is applied to the individuals that serve as our executive officers. Our manager has structured its compensation programs to support its multi-year strategic objectives and the behaviors and discipline that generate strong performance for its clients and shareholders by:

•

Aligning the interests of senior level employees with clients and shareholders through long-term equity awards and accumulation of meaningful share ownership;

•

Balancing pay-for-performance with economic outcomes;

•

Reinforcing its commercial viability by closely linking rewards to company, business unit and individual results and performance;

•

Attracting, recognizing and retaining talent by ensuring a meaningful mix of cash and deferred compensation; and

•

Discouraging excessive risk-taking that would have a material adverse impact on its clients, shareholders or company.

With respect to investment professionals, which includes some of our executive officers, our manager applies the following compensation principles in making compensation decisions:

• Investment performance	• Qualitative assessment
Measure investment performance against indicators of client success on products for which the investment team is responsible	Ensure sufficient flexibility for management to exercise judgment over bonus funding outcomes, to ensure results make sense for Invesco and the team/individual
• Financial results Provide appropriate linkage to our manager’s financial results related to the investment team • Balance Balance pay for investment performance with economic outcomes	• Risk management Design plans that do not create risks that are reasonably likely to have a material adverse impact on Invesco

Components of our executive officers’ compensation and their purpose

Our manager utilizes a variety of compensation components to achieve its objectives. Our manager’s compensation program that applies to our executive officers consists of base salary and variable incentive compensation. The following table further describes each pay component, as well as its purpose and key measures.

Component	Purpose	Description
Fixed compensation

Base salary Cash	• Provides fixed pay for the performance of day-to-day job duties • Sole source of fixed cash compensation

•

Based on knowledge, skills, experience, and scope of responsibility

•

Small portion of total annual compensation

•

Generally, remains static unless there is a promotion or adjustment needed due to industry trends

Variable compensation

Annual cash bonus	• Recognizes current year achievement of goals and objectives • Aligns with company, business unit and individual performance	• Reflects assessment of annual investment performance and financial results of the investment products for which the investment team is responsible

Invesco annual deferral award (time-based vesting)	• Along with annual cash bonus, provides a competitive annual incentive opportunity • Aligns with Invesco client and shareholder interests • Encourages retention by vesting over time

•

Reflects assessment of annual investment performance and financial results of the investment products for which the investment team is responsible

•

Award is denominated in Invesco’s product fund offerings and settled in cash

Invesco long-term awards (time-based vesting)	• Recognizes potential for future contributions to Invesco’s long-term strategic objectives • Aligns with Invesco client and shareholder interests and encourages retention by vesting over time	• Reflects assessment of company and individual performance • Award is denominated in a combination of Invesco equity awards and cash-settled Invesco product fund offerings

2026 Proxy Statement  21

Our executive officers’ incentive compensation is funded from an incentive pool which is the source of incentive compensation of all employees of Invesco.
Our executive officers’ annual incentive compensation is funded from an annual incentive pool which is the source of incentive compensation of all employees of Invesco and its affiliates. Each year, the Invesco Compensation Committee examines Invesco’s financial results and Invesco’s progress toward achieving its long-term strategic objectives and other factors, including revenue. Our executive officers are paid incentive compensation out of the Invesco-wide incentive pool taking into account the compensation principles set forth above.

For 2025, our executive officers’ compensation, in the aggregate, was apportioned 32% to fixed compensation and 68% to variable or incentive compensation.

We have an executive officer stock ownership policy that aligns the interests of our executive officers with our stockholders.
Executive officer stock ownership policy
In order to encourage the alignment of interests between our executive officers and our stockholders, we maintain an Executive Officer Stock Ownership Policy. The policy requires that, within five years of the date of the later of (i) the effective date of the policy or (ii) such executive officer’s first appointment:
•
the chief executive officer achieve an ownership level of at least 7,000 shares, and
•
the chief financial officer, the president, chief investment officer, and chief operating officer achieve an ownership level of at least 3,500 shares.

All of our executive officers are expected to attain their respective ownership requirements within the time period prescribed by the policy.

Insider Trading Policy and Procedures
To promote compliance with applicable insider trading laws, rules and regulations, the company has adopted an insider trading policy that governs the purchase, sale, and/or other disposition of our securities by our directors, officers and employees, officers of our manager, employees of our manager who provided services to us, and by the company itself. Our insider trading policy includes pre-clearance
requirements and procedures for our directors and executive officers prior to effecting any transaction involving our securities and a pre-approval
requirement for those individuals prior to entering into a Rule
10b5-1
trading plan, or any amendment, suspension or termination of a Rule
10b5-1
trading plan. In addition, our insider trading policy prohibits short selling, dealing in publicly-traded options, pledging, hedging (see below) or monetization transactions in our securities.

Hedging policy
As part of our insider trading policy, we have a hedging policy in place for all of our directors, officers and employees of our manager who provided services to us, and any of their respective (i) family members that reside in the same household as the individual (including a child away at college), (ii) anyone else who lives in the household, and (iii) family members outside of the household whose transactions in the company’s securities are directed by such individual or are subject to such individual’s influence or control and (iv) any entities, including any corporations, partnerships or trusts that the individual influences or controls. Our policy prohibits hedging or monetization transactions, such as zero-cost
collars and forward sale contracts, involving our securities; however, limited exceptions are allowed. To date, no exceptions have been made.

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Clawback policy
As required by the SEC, we have adopted and maintain a clawback policy. Because we do not pay incentive compensation to our executive officers, the scope of the policy does not impact our executive officers.

Under the terms of the clawback policy, all incentive-based compensation that is awarded based wholly, or in part, upon attaining a financial measure received from our executive officers by the company is subject (if any) to the company’s Policy for Recoupment of Incentive Compensation (the “Clawback Policy”). The Clawback Policy provides for the forfeiture or “clawback” of incentive-based compensation to the extent practicable in the event that:

1. the company issues a restatement of financial results to correct a material error:
OR
2. the company experiences a little “r” restatement where an error occurs that is immaterial to the prior period financial statements; however, correcting the error, or the lack of correcting the error, in the current period would materially misstate the current period financial statements;
   AND
   the amount of incentive compensation that would have been awarded to the executive office (if any) had the financial results been properly reported would have been lower than the amount actually awarded.

We believe the structure of the management fee does not create an incentive for excessive or unnecessary risk-taking by our management team and reduces the risk of conflicts of interest with our manager.

Certain risks related to our management fee
Because our management fee is calculated as a percent of stockholders’ equity, subject to specified adjustments, we believe the structure of the management fee does not create an incentive for management to take excessive or unnecessary risks and reduces the risk of conflicts of interests with our manager. Stockholders’ equity as the basis for the calculation does not result in leveraged pay-out curves, steep pay-out cliffs or set unreasonable goals and thresholds, each of which can promote excessive and unnecessary risks. In addition, the management fee may not be increased or revised without the approval of our independent directors.

Consideration of prior advisory vote
Our Compensation Committee noted the significant support received in the 2025 advisory vote on executive compensation (approximately 88% of votes cast), and therefore it has determined that no changes were advisable based on the outcome of that vote.

Compensation Committee report
The Compensation Committee of the company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee:

Katharine W. Kelley (Chair) Robert L. Fleshman Carolyn B. Handlon	Don H. Liu W. Wesley McMullan

Equity compensation plan information as of December 31, 2025
Plan category	Number of securities to be Issued upon exercise of outstanding options, warrants and rights 2	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan 3
Equity compensation plans approved by stockholders 1	6,367	–	181,340
Equity compensation plans not approved by stockholders	–	–	–
Total	–	–	181,340
1. Represents the Invesco Mortgage Capital Inc. 2009 Equity Incentive Plan, as amended and restated.
2. Outstanding awards consist of unvested RSUs.
3. Excludes unvested restricted stock awards and unvested restricted stock units.

2026 Proxy Statement 23

Compensation Committee interlocks and insider participation
During 2025, the following directors served as members of the Compensation Committee: Mr. Day, Mr. Fleshman, Ms. Handlon, Mr. Liu, Ms. Kelley, Mr. Lockhart and Mr. McMullan. No member of the Compensation Committee was an officer or employee of the company or any of its subsidiaries during 2025, and no member of the Compensation Committee was formerly an officer of the company or any of its subsidiaries or was a party to any disclosable related person transaction involving the company. During 2025, none of the executive officers of the company served on the Board of Directors or on the Compensation Committee of any other entity that has or had executive officers that served as a member of the Board of Directors or Compensation Committee of the company.

Certain relationships and related transactions

Our manager provides the day-to-day management of our operations pursuant to a management agreement between us and our manager.
Relationship to our manager
In 2009, we entered into a management agreement with our manager pursuant to which our manager provides the day-to-day management of our operations. The management agreement requires our manager to conduct our business in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. Our manager is entitled to receive a management fee from us. The management fee is equal to 1.5% of the company’s stockholders’ equity per annum, subject to specified adjustments, which is calculated and payable quarterly in arrears. We are also obligated to reimburse certain operating expenses related to the company incurred by our manager, including directors and officers insurance, accounting services, auditing and tax services, legal services, filing fees and miscellaneous general and administrative costs. The management agreement renews for one-year terms unless terminated by either us or our manager. Our manager is entitled to receive a termination fee from us, under certain circumstances.

Our executive officers are employees of Invesco. As a result, the terms of the management agreement between us and our manager were negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. Each year, in connection with the annual renewal of the management agreement, our Audit Committee reviews the management fee in the context of a review of peer company management fees. We believe our management fee structure, 1.5% of stockholders’ equity, subject to the exclusion of one-time events due to changes in the U.S. GAAP and certain non-cash items upon approval of the majority of our independent directors, is aligned with portfolio performance and stockholder return as it accounts for both market movement and realized income. With respect to 2025, management fees paid or payable to our manager were approximately $11.3 million, and we reimbursed our manager approximately $6.2 million for operating expenses and costs related to raising capital. Our management fee declined during 2025 due to our lower average stockholder equity base.

We grant shares of our common stock to each non-executive director and grant equity awards to personnel of our manager who are not executive officers.
Grants of equity compensation to our non-executive directors and employees of our manager
The Invesco Mortgage Capital Inc. 2009 Equity Incentive Plan as amended and restated (the “2009 Plan”) is the equity plan for our non-executive directors and for employees of our manager.

We grant equity awards to each non-executive director as part of suc
h director’s compensation. In addition, we grant equity awards to employees of our manager who are not our executive officers. We do not intend to grant equity awards to our executive officers.

24 IVR | Invesco Mortgage Capital Inc.

	Related person transaction policy

Management is required to present for the approval or ratification of the Audit Committee all material information regarding an actual or potential related person transaction.	The Board of Directors has adopted written policies and procedures with respect to related person transactions to address the review, approval, disapproval or ratification of related person transactions. “Related persons” include the company’s executive officers, directors, director nominees, holders of more than five percent (5%) of the company’s voting securities, immediate family members of the foregoing persons, and any entity in which any of the foregoing persons is employed, is a partner or is in a similar position, or in which such person has a 5% or greater ownership interest. A “related person transaction” means a transaction or series of transactions in which the company participates, the amount involved exceeds $120,000, and a related person has a direct or indirect interest (with certain exceptions permitted by SEC rules).

	Management is required to present for the approval or ratification of the Audit Committee all material information regarding an actual or potential related person transaction. The policy requires that, after reviewing such information, the disinterested members of the Audit Committee will approve or disapprove the transaction. Approval will be given only if the Audit Committee determines that such transaction is in, or is not inconsistent with, the best interests of the company and its stockholders. The policy further requires that in the event management becomes aware of a related person transaction that has not been previously approved or ratified, it must be submitted to the Audit Committee promptly.

	Security ownership of principal stockholders

The following table sets forth the common stock beneficially owned as of March 12, 2026 by each stockholder known to us to beneficially own more than five percent of the company’s outstanding common stock. The percentage of ownership indicated in the following table is based on 86,946,526 shares of common stock outstanding as of March 12, 2026.

	Name and address of beneficial owner	Amount and nature of beneficial ownership[1]	Percent of class (%)

	BlackRock, Inc., 50 Hudson Yards, New York, NY 10001	5,563,736	6.4%

1. Except as described otherwise in the footnotes to this table, each beneficial owner in the table has sole voting and dispositive power with regard to the shares beneficially owned by such owner.

2. Information obtained solely by reference to the Schedule 13G/A filed with the SEC on February 5, 2025 by BlackRock, Inc. which reflects sole voting power with respect to 5,469,671 shares of common stock and sole dispositive power with respect to 5,563,736 shares of common stock.

2026 Proxy Statement 25

Security ownership of management

The following table lists the shares of common stock beneficially owned as of March 12, 2026 by (1) each director, (2) each executive officer, and (3) all current directors and executive officers as a group. The percentage of ownership indicated below is based on 86,946,526 shares of the company’s common stock outstanding on March 12, 2026.

Beneficial ownership reported in the below table has been determined according to SEC regulations and includes common stock that may be acquired within 60 days after March 12, 2026. Unless otherwise indicated, all directors and executive officers have sole voting and investment power with respect to the shares shown. No shares are pledged as security. Individual directors and executive officers, as well as directors and executive officers as a group, beneficially own less than 1% of our common stock.

Name	Shares owned

John M. Anzalone	8,317

Kevin M. Collins	3,498

Robert L. Fleshman	19,258

Mark Gregson	-

Carolyn B. Handlon	44,614

Katharine W. Kelley	34,243

Stephanie Larosiliere	-

Don H. Liu	39,086

David B. Lyle[1]	3,591

W. Wesley McMullan	22,234

Brian Norris[2]	3,867

Robert B. Waldner	1,000

All directors and executive officers as a group (12 persons)	179,708

1.	Includes 54 shares held by the spouse of Mr. Lyle.
2.	Includes 82 shares held by the spouse of Mr. Norris.

26 IVR | Invesco Mortgage Capital Inc.

Proposal	Advisory vote on executive compensation

General

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our executive officers as disclosed in this Proxy Statement in accordance with the SEC rules. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

We are externally managed by our manager pursuant to a management agreement, which provides that our manager is responsible for managing our affairs. We have no employees, including our executive officers. Our executive officers, all of whom are employees of our manager (or one of its affiliates) and provide services to our manager (or one of its affiliates), do not receive compensation from us. Instead, we pay our manager a management fee, and our manager and its affiliates use the proceeds from the management fee, in part, to pay compensation to its officers and personnel, including our executive officers. No specific portion of the management fee is allocated to the compensation of our executive officers. Our manager makes all decisions relating to the compensation of our executive officers based on such factors as our manager may determine are appropriate. We did not pay, and do not intend to pay, any cash compensation to our executive officers, nor did we make any grants of equity-based awards of any kind to any person who was then an executive officer for the fiscal year ended December 31, 2025. We do not provide our executive officers with pension benefits, perquisites or other personal benefits. We do not have employment agreements with any persons and have no arrangements to make cash payments to our executive officers upon their termination from service as our officers or a change in control of the company.

Notwithstanding that we do not pay our executive officers compensation, we are required by the SEC to seek an advisory vote from our stockholders to approve the compensation of our executive officers as disclosed in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the company’s executive officers, as disclosed in the company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”

The say-on-pay vote is advisory, and therefore not binding on the company, our Board of Directors or the Compensation Committee. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns. At the 2025 Annual Meeting of Stockholders, 88% of the votes cast were in favor of the advisory proposal to approve our executive officers’ compensation. Under the Board’s current policy, stockholders are given an opportunity annually to cast an advisory vote on this topic, and our next vote is expected to be conducted at the 2027 annual meeting of stockholders.

FOR

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the compensation of our executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

Vote required: This proposal requires the affirmative vote of a majority of votes cast at the
Annual Meeting.

2026 Proxy Statement 27

Proposal	Ratification of Appointment of independent registered public accounting firm

General

The Audit Committee of the Board has proposed the appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the company’s consolidated financial statements for the fiscal year ending December 31, 2026 and to audit the company’s internal control over financial reporting as of December 31, 2026.

During and for the fiscal year ended December 31, 2025, PwC audited and rendered opinions on the financial statements of the company and certain of its subsidiaries. PwC also rendered an opinion on the company’s internal control over financial reporting as of December 31, 2025. See Fees Paid to Independent Registered Public Accounting Firm below. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

FOR

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of PwC as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Vote required: Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the appointment is not approved, the Audit Committee may reconsider the selection of PwC as the company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

28 IVR | Invesco Mortgage Capital Inc.

Fees paid to independent registered public accounting firm

The Audit Committee of the Board of Directors, with the approval of the stockholders, engaged PwC to perform an annual audit of the company’s consolidated financial statements for fiscal year 2025. The following table sets forth the approximate aggregate fees billed or expected to be billed to the company by PwC for fiscal years 2025 and 2024 for the audit of the company’s annual consolidated financial statements and for other services rendered by PwC.

	Year ($ in thousands)
	2025	2024

Audit fees[1]	$1,110	$1,202

Audit-related fees[2]	–	–

Tax fees[3]	–	–

All other fees[4]	$2	$2

Total fees	$1,112	$1,204

1.

 Audit fees consist of fees and related expenses billed for the audit of the consolidated financial statements and services provided by PwC in connection with statutory and regulatory filings or engagements. The audit fees include fees and expenses in connection with quarterly and annual reports and the issuance of consents by PwC to be named in, and the use of their audit report in, our registration statements, as well as comfort letters.

2.	Audit-related fees consist of fees and expenses billed for assurance and related professional services.
3.	Tax fees consist of professional services related to federal and state tax compliance and tax planning. PwC did not perform any tax services.
4.

 All other fees consist of any fees and expenses for professional services not included in one of the other categories. All other fees for 2024 and 2025 consisted entirely of a subscription for a license for financial statement disclosure research.

Pre-approval process and policy
All audit and non-audit services provided to the company and its subsidiaries by PwC during 2025 were either specifically approved or pre-approved in accordance with our policies and procedures.

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditor. The policy is designed to ensure that the auditor’s independence is not impaired. The policy sets forth the Audit Committee’s views on audit, audit-related, tax and other services. It provides that, before the company engages the independent auditor to render any service, the engagement must either be specifically approved by the Audit Committee or fall into one of the defined categories that have been pre-approved. The policy defines the services and the estimated range of fees for such services that the committee has pre-approved. The term of any such categorical approval is from the date of pre-approval to the next annual update of such pre-approval, unless the committee specifically provides otherwise, and the policy requires the related fee levels to be set annually. Where actual invoices in respect of any service are materially in excess of the estimated range, the committee must approve such excess amount prior to payment. The policy also prohibits the company from engaging the auditor to provide certain defined non-audit services that are prohibited under SEC rules. Under the policy, the Audit Committee may delegate pre-approval authority to one or more of its members, but may not delegate such authority to the company’s management. Under the policy, our management must inform the Audit Committee of each service performed by our independent auditor pursuant to the policy. Requests to the Audit Committee for separate approval must be submitted by both the independent auditor and our chief financial officer and the request must include a joint statement as to whether it is deemed consistent with the SEC’s and Public Company Accounting Oversight Board’s (“PCAOB”) rules on auditor independence.

2026 Proxy Statement 29

Report of the audit committee

Membership and role of the Audit Committee

The Audit Committee consists of Mr. Fleshman (Chair), Ms. Handlon, Ms. Kelley, Mr. Liu and Mr. McMullan. Each of the members of the Audit Committee is independent as such term is defined under the NYSE listing standards and applicable law. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the company’s internal audit function and independent auditor, and (iv) the company’s compliance with legal and regulatory requirements. The Audit Committee’s function is more fully described in its written charter, which is available on the company’s website.

Review of the company’s audited consolidated financial statements for the fiscal year ended December 31, 2025

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended December 31, 2025 with the company’s management. The Audit Committee has discussed with PwC, the company’s independent registered public accounting firm, the matters required to be discussed by professional auditing standards. The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed the independence of PwC with that firm. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the company’s audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee:

Robert L. Fleshman (Chair)

Carolyn B. Handlon

Katharine W. Kelley

Don H. Liu

W. Wesley McMullan

30 IVR | Invesco Mortgage Capital Inc.

General information regarding the annual meeting

Questions and answers about voting your common shares

Q. Why did I receive this Proxy Statement?

You have received these proxy materials because the company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting on May 5, 2026. This proxy statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the SEC.

Q. What is a proxy?

A “proxy” is a written authorization from you to another person that allows such person (the “proxy holder”) to vote your shares on your behalf. The Board of Directors is asking you to allow any of the following persons to vote your shares at the Annual Meeting: Don H. Liu, Chair of the Board of Directors; John M. Anzalone, Chief Executive Officer; Kevin Collins, President; Mark Gregson, Chief Financial Officer, and Tina Carew, Vice President, General Counsel and Secretary.

Q. Why did I not receive my proxy materials in the mail?

As permitted by rules of the SEC, we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (“Annual Report”) available to our stockholders electronically via the Internet. The “e-proxy” process expedites stockholders’ receipt of proxy materials and lowers the costs and reduces the environmental impact of our Annual Meeting.

Beginning on March 20, 2026, we mailed to stockholders of record as of the close of business on March 12, 2026 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement, our Annual Report and other soliciting materials via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.

Q. Who is entitled to vote?

Each holder of record of company common stock on the Record Date is entitled to attend and vote at the Annual Meeting.

Q. What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

•	Stockholders of record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with Computershare, our transfer agent.
•

Beneficial owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?” below for additional information.

•

The company has requested banks, brokerage firms and other nominees who hold shares of our common stock on behalf of beneficial owners of the shares as of the close of business on the Record Date to forward the Notice to those beneficial owners. The company has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Q. How many votes do I have?

Every holder of a share of common stock on the Record Date will be entitled to one vote per share for each Director to be elected at the Annual Meeting and to one vote per share on each other matter presented at the Annual Meeting. On the Record Date, there were 86,946,526 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Q. What proposals are being presented at the Annual Meeting?

The company intends to present proposals numbered one through three for stockholder consideration and voting at the Annual Meeting. These proposals are:

1. Election of six (6) members of the Board of Directors;

2. Advisory vote to approve the company’s executive compensation; and

3. Ratification of Appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm.

2026 Proxy Statement 31

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

Q. How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	FOR the election of the six (6) directors nominated by our Board and named in this proxy statement;
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;
•	FOR the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm.

Q. How do I attend the Annual Meeting?

All stockholders are invited to attend the Annual Meeting. An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own company common stock as of the close of business on the Record Date and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your stock ownership. Registration will begin at 12:00 p.m. Eastern Time and the Annual Meeting will begin at 1:00 p.m. Eastern Time.

•

If your company shares are registered in your name and you received or accessed your proxy materials electronically via the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted, and an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If your company shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares at the Annual Meeting, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on the Record Date. You should report to the check-in area for admission to the Annual Meeting.

You may submit your proxy in advance of the Annual Meeting via the Internet, phone or mail by following the instructions included on your proxy card or Notice of Internet Availability of Proxy Materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

Q. How do I vote and what are the voting deadlines?

You may vote your shares at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•

Via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Time on May 4, 2026, by accessing the web site http://www.envisionreports.com/IVR and following the instructions you will find on the web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

•	By telephone: You can submit a proxy by telephone until 11:59 p.m. Eastern Time on May 4, 2026, by calling toll-free 1-800-652-VOTE (8683) (from the U.S. and Canada) and following the instructions.
•

By mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you can vote by following the instructions on the voting instruction card provided to you by your bank or broker. Proxy cards returned by mail must be received no later than the close of business on May 4, 2026.

Even if you plan to participate in the Annual Meeting, we encourage you to vote your common stock by proxy using one of the methods described above. Stockholders of record, and beneficial holders who obtain a legal proxy from their bank or broker, who attend the Annual Meeting may vote their common stock during the meeting, even though they have sent in proxies.

32 IVR | Invesco Mortgage Capital Inc.

Q. May I change or revoke my vote?

Yes. You may change your vote in one of several ways at any time before it is cast at the Annual Meeting:

•	Grant a subsequent proxy via the Internet or telephone;
•	Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy;
•

Notify our Company Secretary in writing before the Annual Meeting that you are revoking your proxy or, if you hold your shares in “street name,” follow the instructions on the voting instruction card; or

•	If you are a stockholder of record, or a beneficial owner with a legal proxy from the stockholder of record (i.e. a bank or broker), vote at the Annual Meeting.

Q. What will happen if I do not vote my shares?

•

Stockholders of record. If you are the stockholder of record of your shares and you do not vote at the Annual Meeting, or by proxy via the Internet, telephone, or mail, your shares will not be voted at the Annual Meeting.

•

Beneficial owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee has discretion to vote your shares on routine matters, such as Proposal No. 3, but does not have discretion to vote your shares on non-routine matters, such as Proposals No. 1 and 2. Therefore, if you do not instruct your broker as to how to vote your shares on Proposals No. 1 and 2, this would be a “broker non-vote,” and your shares would not be counted as having been voted on the applicable proposal. Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes. We therefore strongly encourage you to instruct your broker or nominee on how you wish to vote your shares.

Q. What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?

•

Stockholders of record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, all of your shares will be voted FOR each of the nominees in Proposal No. 1, and FOR Proposals No. 2 and 3.

•

Beneficial owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, brokers and other nominees have the discretion to vote on routine matters, such as Proposal No. 3, but do not have discretion to vote on non-routine matters, such as Proposals No. 1 and 2. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal No. 3 and any other routine matters properly presented for a vote at the Annual Meeting.

Q. What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

It means you own company common stock in more than one account, such as individually and jointly with another person. Please vote all of your common stock. Please see the section entitled Householding of Proxy Materials below for information on how you may elect to receive only one Notice.

Q. What is a quorum?

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

Q. What vote is required in order to approve each proposal?

For each proposal, the affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting is required. Votes “cast” include only votes cast with respect to shares present at the Annual Meeting or represented by proxy and excludes abstentions and broker non-votes.

Q. How will voting on any other business be conducted?

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the persons named as proxies will vote on the matter in their discretion.

Q. What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Q. Who will count the votes?

A representative of Computershare, our transfer agent, will act as the inspector of election and will tabulate the votes.

Q. How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

2026 Proxy Statement 33

Important additional information

Costs of solicitation

The cost of solicitation of proxies will be paid by the company. We have retained Alliance Advisors LLC to solicit proxies for a fee of approximately $10,000 plus a reasonable amount to cover expenses. Proxies may also be solicited in person, by telephone or electronically by Invesco personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and our Annual Report on Form 10-K will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

Principal executive offices

Our principal executive office is located at 1331 Spring Street NW, Atlanta, Georgia 30309. Our telephone number is (404) 892-0896.

Stockholder proposals for the 2027 annual meeting

In accordance with the rules established by the SEC, any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in the proxy statement for next year’s annual meeting of stockholders must be received by us no later than 120 days before the anniversary of the date of this Proxy Statement (e.g. not later than November 20, 2026). Such proposals should be sent to our Company Secretary in writing to Invesco Mortgage Capital Inc., Attn: Office of the Company Secretary, 1331 Spring Street NW, Atlanta, Georgia 30309. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Bylaws, and must be a proper subject for stockholder action under Maryland law.

A stockholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with SEC proxy rules, Maryland law, our Bylaws and other legal requirements, without seeking to have the proposal included in the company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Under our Bylaws, notice of such a proposal must generally be provided to our Company Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. The period under our Bylaws for receipt of such proposals for next year’s meeting is thus from October 21, 2026 to November 20, 2026. (However, if the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, any notice by a stockholder of business or the nomination of directors for election or reelection to be brought before the annual meeting to be timely must be so delivered (i) not earlier than the 150th day prior to such annual meeting and (ii) not later than 5:00 p.m., Eastern Time on the later of (A) the 120th day prior to such annual meeting and (B) the 10th day following the day on which public announcement of the date of such meeting is first made.) SEC rules permit proxyholders to vote proxies in their discretion in certain cases if the stockholder does not comply with these deadlines, and in certain other cases notwithstanding compliance with these deadlines.

In addition to the notice and information requirements contained in our Bylaws, and consistent with the universal proxy rules, stockholders who, in connection with next year’s annual meeting intend to solicit proxies in support of director nominees other than our company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than March 6, 2027, unless the date of next year’s annual meeting has changed by more than 30 calendar days from the anniversary date of the Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the Annual Meeting or the 10th calendar day following the day on which public announcement of the date of next year’s annual meeting is first made by our company.

United States Securities and Exchange Commission reports

A copy of the company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2025 (the “Annual Report”), is being furnished concurrently herewith to all stockholders as of the Record Date. Please read it carefully.

Stockholders may obtain a copy of the Annual Report, without charge, by visiting the company’s website or by submitting a request to our Company Secretary at: company.secretary@invescomortgagecapital.com or by writing Invesco Mortgage Capital Inc., Attn: Office of the Company Secretary, 1331 Spring Street NW, Atlanta, Georgia 30309 or by phone at (404) 892-0896. Upon request to our Company Secretary, the exhibits set forth on the exhibit index of the Annual Report may be made available at a reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

34 IVR | Invesco Mortgage Capital Inc.

Householding of proxy materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for Proxy Statements and Annual Reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement and Annual Report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are beneficial holders of the company’s common stock will be householding the company’s proxy materials or the Notice. Accordingly, a single copy of the proxy materials or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials or copies of the Notice, please notify your bank or broker, or contact our Company Secretary at: company.secretary@invescomortgagecapital.com, or by mail to Invesco Mortgage Capital Inc., Attn: Office of the Company Secretary, 1331 Spring Street NW, Atlanta, Georgia 30309, or by telephone to 404-892-0896. The company undertakes, upon oral or written request to the address or telephone number above, to deliver promptly a separate copy of the company’s proxy materials or the Notice to a stockholder at a shared address to which a single copy of the applicable document was delivered. Stockholders who currently receive multiple copies of the proxy materials or the Notice at their address and would like to request householding of their communications should contact their bank or broker or the Company Secretary at the contact address and telephone number provided above.

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2026 Proxy Statement 35

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 P.M., ET, on May 4, 2026. Online Go to www.envisionreports.com/IVR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/IVR 2026 Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommend a vote FOR all nominees & FOR Proposals 2 and 3. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01—Robert L. Fleshman 02—Katharine W. Kelley 03—Stephanie J. Larosiliere 04—Don H. Liu 05—W. Wesley McMullan 06—Robert B. Waldner 2. Advisory Vote to approve the Company’s executive For Against Abstain 3. Ratification of the appointment of PricewaterhouseCoopers For Against Abstain compensation as disclosed in the Proxy Statement LLP as the company’s independent registered public accounting firm for 2026 B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 62 B M 049FEC

2026 Annual Meeting Admission Ticket 2026 Annual Meeting of Invesco Mortgage Capital Inc. Stockholders May 5, 2026, 1:00 P.M. ET 1331 Spring Street NW 8th Floor Atlanta, GA 30309 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/IVR Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/IVR qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Invesco Mortgage Capital Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 5, 2026 The undersigned hereby appoints Don H. Liu, John M. Anzalone, Kevin M. Collins, Mark Gregson and Tina Carew, and each of them, with power to act without the others and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side, all the common stock of Invesco Mortgage Capital Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2026 Annual Meeting of Stockholders, or at any adjournment or postponement thereof, of Invesco Mortgage Capital Inc., to be held at 1331 Spring Street NW, 8th Floor, Atlanta, Georgia 30309, with all powers which the undersigned would possess if present at the meeting. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the election of each of the nominees for director listed in Proposal 1 & FOR Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.